UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 14, 1997


                                ROYAL GRIP, INC.
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             (Exact name of registrant as specified in its charter)

        Nevada                      0-22230                  86-0615648
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


444 West Geneva Drive                        Tempe, Arizona           85282
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (602) 829-9000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.                             Other Events.
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On May 14,  1997,  the  Company  announced  that it has  executed  a  definitive agreement to combine with FM Precision Golf Corporation, a privately held golf shaft manufacturer based in Torrington, Connecticut. The proposed transaction is more fully described in the press release included herein as Exhibit 99.

Item 7.             Exhibits
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Exhibit No.         Description                                   Page
-----------         -----------                                   ----

   99               Press Release issued on May 14, 1997          Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ROYAL GRIP, INC.

Dated: May 23, 1997                          By:  /s/ Tom Schneider
                                               ------------------------
                                                      Tom Schneider
                                             Its: Vice President - Finance